                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 17, 2002 (July 17, 2002)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-10410                62-1411755
(State or other jurisdiction         (Commission           (I.R.S. Employer
    of incorporation)                File Number)          Identification No.)


        ONE HARRAH'S COURT
        LAS VEGAS, NEVADA                                        89119
(Address of Principal Executive Offices)                       (Zip Code)


                                 (702) 407-6000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On July 17, 2002, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99(1) Text of press release, dated July 17, 2002, of the
                  Registrant.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARRAH'S ENTERTAINMENT, INC.


Date:   July 17, 2002               By: /s/ Brad L. Kerby
                                        ----------------------------------------
                                        Name:   Brad L. Kerby
                                        Title:  Vice President, Corporate
                                                Counsel, and Secretary